Fees Summary	Feb. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 156,128,866
Previously Paid Amount	23,044.63
Total Fee Amount	23,903.33
Total Offset Amount	0
Net Fee	$ 858.7